UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2015

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780
333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On November 20, 2015, the board of directors of HD Supply Holdings, Inc. (“Holdings”) and HD Supply, Inc. (collectively, the “Board”) accepted the offer of resignation of James G. Berges from the Board, and his related responsibilities as Lead Director and as a member of the Nominating and Corporate Governance and Corporate Development and Finance Committees of Holdings. Effective with the acceptance of Mr. Berges’ offer of resignation, the Board appointed Peter A. Leav as a member of Holdings’ Nominating and Corporate Governance Committee and reduced the size of the Board from nine to eight members, and the independent members of the Board appointed James A. Rubright as the independent Lead Director of the board of directors of Holdings.

Item 8.01. Other Events.

On November 20, 2015, Holdings’ Board, upon the recommendation of the Nominating and Corporate Governance Committee, amended Holdings’ Corporate Governance Guidelines to adopt a policy to provide for majority voting in uncontested elections of directors, which is effective immediately. Pursuant to the policy, any director nominee in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is expected to tender his or her resignation to the Board promptly following the certification of election results. The Board will decide, through a process managed by the Nominating and Corporate Governance Committee, and excluding the nominee in question, whether to accept the resignation at its next regularly scheduled Board meeting. The Board’s decision will be promptly disclosed to the public, including the reasons for any rejection of a tendered resignation. An election is considered contested if there are more nominees for election than positions on the Board to be filled by election at the meeting.

If a director’s tendered resignation is accepted, in accordance with Holdings’ By-Laws, the Board may fill any resulting vacancy or may decrease the number of directors comprising the Board. If a director’s tendered resignation is declined, the director will continue to serve for the remainder of his or her term and until his or her successor is duly elected, or his or her earlier death, resignation or removal.  The Board will consider as candidates for nomination for election or re-election to the Board, or to fill vacancies and new directorships on the Board, only those individuals who agree to tender, promptly following their election, re-election or appointment, an irrevocable resignation that will be effective upon a majority withheld vote for that director and the Board’s acceptance of the tendered resignation.

The foregoing description of the majority voting policy is not complete and is qualified in its entirety by reference to the full text of the policy, which may be found in the Corporate Governance Guidelines posted on the company website at http://ir.hdsupply.com/corporate-governance.cfm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary